Exhibit h(i)(a)  under Form N-1A
                                            Exhibit 10 under Item 601/Reg. S-K
Amendment to EXHIBIT 1
FA=Fund Accounting
SR=Shareholder Recordkeeping

CONTRACT                                                      SERVICES
DATE        INVESTMENT COMPANY                                PROVIDED

           Independence One Mutual Funds

6/21/94     Independence One Michigan Municipal Cash Fund     SR,FA
              Class K Shares (redesignated 10/1/99)
              Class Y Shares (redesignated 10/1/99)

6/21/94     Independence One Prime Money Market Fund          SR, FA
              Class K Shares (redesignated 10/1/99)
              Class Y Shares (redesignated 10/1/99)

6/21/94     Independence One U.S. Government Securities Fund  SR, FA
10/1/99       Class B Shares
6/21/94       Class A Shares (redesignated 6/30/00)
6/21/94       Class K Shares (redesignated 10/1/99)

6/21/94     Independence One U.S. Treasury Money Market Fund  SR, FA
              Class K Shares (redesignated 10/1/99)

9/25/95     Independence One Equity Plus Fund                 SR, FA
9/25/95       Trust Shares (redesignated 4/13/00)
3/1/00        Class A Shares
10/1/99       Class B Shares

10/23/95    Independence One Fixed Income Fund                SR, FA
3/1/00        Class A Shares
3/1/00        Class B Shares
10/23/95      Trust Shares (redesignated 4/13/00)

3/4/98      Independence One International Equity Fund        SR, FA
              Class A Shares (redesignated 6/30/00)

3/4/98      Independence One Small Cap Fund                   SR, FA
              Class A Shares (redesignated 6/30/00)


                                    Independence One Mutual Funds


                                    By:  /s/ Jeffrey W. Sterling
                                       --------------------------------
                                    Name:  Jeffrey W. Sterling
                                    Title:  Vice President


                                    Federated Shareholder Services Company

                                    By:  /s/ Karen Tracey
                                       --------------------------------
                                    Name:   Karen Tracey
                                    Title:  Vice President
Revised:  6/30/00